Exhibit 99.1 2007 Audited Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
     Creative Management Group, Inc.
     Miami, Florida

We have audited the accompanying balance sheets of Creative Management Group, Inc., as of December 31, 2007 and 2006 and the related statements of operations, changes in stockholders’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006 and the results of its operations and its cash flows for the periods described in conformity with accounting principles generally accepted in the United States of America.

MALONE & BAILEY, PC
www.malone-bailey.com
Houston, Texas

May 23, 2008

CREATIVE MANAGEMENT GROUP, INC.
BALANCE SHEETS

	12/31/07	12/31/06
ASSETS

Current Assets
Cash	$1,213,035	$9,630
Prepaid expense	17,454	-

Total Current Assets	1,230,489	9,630

Fixed Assets	1,159	-

TOTAL ASSETS	$1,231,648	$9,630

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Client payable	$121,400	$-
Line of credit	132,763	-
Accounts payable	139,226	18,553

Total Current Liabilities	393,389	18,553

Convertible notes payable	1,178,000	-

TOTAL LIABILITIES	1,571,389	18,553

STOCKHOLDERS' DEFICIT
Member's capital	-	(8,923)
Common stock
100,000,000 shares authorized; par value $0.01 per share; 10,000,000 shares issued and outstanding	100,000	-
Additonal paid-in-capital	590,686	-
Accumulated deficit	(1,030,427)	-

TOTAL STOCKHOLDERS' DEFICIT	(339,741)	(8,923)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,231,648	$9,630

See accompanying summary of accounting policies and notes to financial statements

CREATIVE MANAGEMENT GROUP, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

Net revenues	$304,927	$247,308

Operating expenses	566,913	428,121

Income from operations	(261,986)	(180,813)

Other income (expense)
Interest expense	(19,956)	-
Interest income	12,999	-

Net loss	$(268,943)	$(180,813)

See accompanying summary of accounting policies and notes to financial statements

CREATIVE MANAGEMENT GROUP, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

						Total
	Members	Common Stock		Additional	Accumulated	Stockholder
	Equity	Shares	Par	Paid-in Capital	Deficit	Deficit

Balances, December 31, 2005	$3,140	-	$-	$-	$-	$3,140

Sale of member interests	168,750					168,750
Net loss	(180,813)					(180,813)

Balances, December 31, 2006	(8,923)	-	-	-	-	(8,923)

Net income through August 6, 2007	761,484					761,484
Distributions	(61,875)					(61,875)
Change in tax status	(690,686)	10,000,000	100,000	590,686		-
Net loss since August 7, 2007					(1,030,427)	(1,030,427)

Balances, December 31, 2007	$-	10,000,000	$100,000	$590,686	$(1,030,427)	$(339,741)

See accompanying summary of accounting policies and notes to financial statements

CREATIVE MANAGEMENT GROUP, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Cash flows from operating activities:

Net loss	$(268,943)	$(180,813)
Adjustments to reconcile net loss to net cash from operating activities:
Changes in:
Accounts receivable	-	10,000
Prepaid expense	(17,454)	-
Accounts payable	242,073	10,045

Net cash used in operating activities	(44,324)	(160,768)

Cash flows from investing activities:
Purchase of fixed assets	(1,159)	-

Net cash used in investing activities	(1,159)	-

Cash flows from financing activities:
Distributions to members	(61,875)	-
Contributions from members	-	168,750
Net borrowings on line of credit	132,763	-
Borrowing on convertible notes	1,178,000	-

Net cash provided by financing activities	1,248,888	168,750

Net change in cash	1,203,405	7,982

Cash, beginning of period	9,630	1,648

Cash, end of period	$1,213,035	$9,630

Income tax paid	$-	$-
Interest paid	-	-

Non Cash Transactions
Conversion from LLC to Corporation	690,686

See accompanying summary of accounting policies and notes to financial statements

CREATIVE MANAGEMENT GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1               SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Creative Management Group, Inc. was formed in Delaware on August 13, 2002 as a limited liability company named Creative Management Group, LLC, On August 7, 2007, this entity converted to a corporation and changed its legal name to Creative Management Group Inc. The company is a sports, entertainment, marketing and management company that operates around distinct vertical disciplines of talent management, including personal representation in the fields of sports, entertainment, personalities and literary; commercial rights, including marketing and sales, consulting, branding and image marketing and endorsements, licensing, sponsorships; and event management, including implementation, sponsorships, licensing and broadcast, production, syndication.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Estimates are used when accounting for allowance for doubtful accounts, depreciation, and contingencies. Actual results could differ from those estimates.

Concentrations of Risk

The company maintains its cash balances at two financial institutions where they are insured by the Federal Deposit Insurance Corporation up to $100,000 each.  At December 31, 2007, neither of these accounts were in excess of the limit. The company also maintains a money market investment account at one securities firm where the account is insured by the Securities Investor Protection Corporation up to $500,000 for the bankruptcy, etc., of the securities firm. At December 31, 2007, the account was in excess of the limit by $572,510.

Revenue and Cost Recognition

In general, the company recognizes revenues when earned, when the services or conditions relating to the services have been performed or satisfied by the entity, and recognizes costs when the expenses are incurred.  Depending on the terms of the client contract, revenue is derived from diverse arrangements involving fees for services performed, and commissions. The company earns consulting fees by providing branding, imaging marketing and talent placement services, event management including, implementation, and production management. The company also earns commissions through contract negotiations in talent representation and endorsement contracts. A majority of the company’s client contracts are individually negotiated and accordingly, the terms of client engagements and the bases on which the company earns commissions and fees may vary significantly.  For talent representation, the company generally records revenue net of pass-through charges as the company believes the key indicators of the business suggest we generally act as an agent on behalf of our clients.  This is recorded when we receive the gross payment.  In those businesses where the key indicators suggest the company acts as principal, the company records the gross amount billed to the client as revenue and the related costs incurred as operating expenses.  This is generally recorded as the services are provided.

Cash and Equivalents

For purposes of the statement of cash flows, the company considers all short-term debt securities purchased with maturity of three months or less to be cash equivalents.

Property and equipment

Property and equipment are carried at the cost of acquisition or construction and depreciated over the estimated useful lives of the assets. Costs associated with repair and maintenance are expensed as incurred. Costs associated with improvements which extend the life, increase the capacity or improve the efficiency of our property and equipment are capitalized and depreciated over the remaining life of the related asset. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are three to five years.

Income Taxes

As a result of the change in tax status resulting from the change in the company’s organization as a limited liability company to a corporation, the company is no longer a pass-through entity for US income tax purposes.  Income tax expense is based on reported earnings before income taxes.  Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes, and are measured by applying enacted tax rates in effect in years in which the differences are expected to reverse.

Basic and Diluted Net Loss per Share

Basic loss per share is computed using the weighted average number of shares of common stock outstanding during each period. Diluted loss per share includes the dilutive effects of common stock equivalents on an “as if converted” basis. For  2007, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

Recently Issued Accounting Pronouncements

There were various accounting standards and interpretations issued during 2007 and 2006, none of which are expected to have a material impact on the company’s financial position, operations or cash flows.

NOTE 2                 RELATED PARTY TRANSACTIONS

During 2006 and 2007, the company shared an office space with a law firm whose owners are the principal owners of the company. The company paid the law firm for the expenses incurred by the company.

The former members of the predecessor LLC and shareholders of the company are principal lenders of the convertible notes. See Note 3 for details.

NOTE 3                  LINE OF CREDIT

The company obtained a credit line from Smith Barney that is secured by the cash in the company’s Smith Barney money market account.  The loan balance as of December 31, 2007 was $132,763 with $778,871 available for borrowing.  The credit line carries an annual interest rate of the bank’s prime rate.

NOTE 4                 LONG-TERM DEBT

During the period between August 14, 2007 and December 31, 2007, the company borrowed $1,178,000 under 27 convertible note agreements. Interest on these convertible notes is due and payable at 6% per annum. The maturity date is March 30, 2010.  The notes are unsecured.  $105,500 of the total notes was from relatives of one of the company’s officers.

These notes are convertible at the option of the note holders into common shares at a fixed conversion price of $0.27 per share after the common stock has traded on the open market for a period of twenty consecutive trading days at a price at or above $.324.

The company analyzed these convertible notes for derivative accounting consideration under SFAS 133 and EITF 00-19 and determined these convertible notes were conventional and the conversion option would be accounted for as equity. Therefore, derivative accounting is not applicable for these convertible notes.  The company also analyzed these convertible notes under EITF’s 98-5 and 00-19 for potential Beneficial Conversion Features.  Because the conversion is contingent on a trading price not yet attained as of December 31, 2007 or the date of this report, the intrinsic value of the conversion option will not be recognized until the contingency is triggered and therefore no accounting has occurred through December 31, 2007.  These contingently convertible securities have not been included in the calculation of diluted earnings per share because the effect would be anti-dilutive.

NOTE 5                 INCOME TAX

For periods prior to August 6, 2007, the predecessor LLC was treated as a partnership for income tax purposes. As a result, income and losses were allocated to the members on their ownership and contributions.

From August 6, 2007, the company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. Under the liability method, the deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes.

During 2006 and 2007, the company incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $1,000,000 at December 31, 2007, and will expire in the year 2027.

At December 31, 2007, deferred tax assets consisted of the following:

Deferred tax asset                     $            350,000
Less: valuation allowance                   (350,000)
                                                                                    ---------------------
Net deferred taxes                    $                       -
                                                                                    ============

NOTE 6                  EQUITY

In 2006, the company sold an aggregate of 0.625% of the LLC to three new members for total cash of $168,750.

In 2007 prior to the conversion from the LLC to the corporation, the LLC made cash distributions to the members totaling $61,875.

On August 7, 2007, the company converted from an LLC to a regular corporation through an exchange of all member units for 10,000,000 shares of the company’s common stock.  The exchange was done on a pro-rata basis whereby the members’ ownership prior to conversion was the same after conversion based on shares issued to each member in the exchange.

NOTE 7                 COMMITMENTS

In September 2007, the company entered into a consulting agreement.  The consultant has the option to convert a portion of the fees into common stock.  The company paid the consultant $63,000 through December 31, 2007 and accrued an additional $113,000 as of December 31, 2007.

In October 2007, the company entered into a consulting agreement with a company owned by the Company’s chief operating officer.  The agreement requires a monthly consulting fee of $12,000 for six months and a 5% cash placement agent fee for capital raised by the placement agent.  The placement agent has the option to waive a portion of the cash fees for placements and receive common shares instead.

The company entered into four employment agreements in 2008, all effective January 1, 2008.  The agreements require the Company to issue shares of common stock at signing and annual cash compensation.

The company entered into a three year consulting agreement in 2008, effective January 1, 2008.  The three year agreement requires the Company to issue 300,000 shares of common stock at signing and a minimum guarantee of $22,500 of cash payments for the first two years of the agreement.

In 2008, the company entered into a three month lease to operate an additional office at 590 Madison Avenue New York, NY 10022.

NOTE 8                SUBSEQENT EVENTS

On February 20, 2008, the company formed CMG Acquisitions, Inc., a Delaware company, for the purpose of acquiring companies and expansion strategy.

On February 20, 2008, the company acquired 92.6% of Pebble Beach Enterprises, Inc. (a publicly traded company).  The purpose of the acquisition was to effect a reverse merger with Pebble Beach Enterprises, Inc. at a later date.

During the period between January 1, 2008 and May 23, 2008, the company issued 12 convertible notes with an aggregate amount of $314,000. Interest on these convertible notes is due and payable at 6% per annum. The maturity date for these convertible notes is March 30, 2010.   $41,500 of these notes were issued to related parties.

During the period between January 1, 2008 and May 23, 2008, the company issued 9,645,000 for services, recorded at their fair value of $1,446,750.